EXHIBIT 10.1

1.           Up Front Payment.  Cisco pays Network-1 $26 million within fifteen (15) days of filing of the dismissal of the Lawsuit (the “Initial Payment”).  This Initial Payment is non-contingent and is not refundable under any circumstances, independent of any events, including any outcome of the current lawsuit against the remaining defendants, except with respect to those circumstances detailed in paragraph 5.

2.           Company.  Company includes Network-1 and Corey Horowitz and any of their present or future Affiliates, including without limitation CMH Capitol Management.   [“Affiliate(s)” of a Party shall mean any and all entities, now or in the future and for so long as the following ownership and control exists, that: (i) own or control, directly or indirectly, the Party; (ii) are owned or controlled by, or under common control with, directly or indirectly, the Party; or (iii) are owned or controlled, directly or indirectly, by a Parent Company.  For purposes of the preceding sentence, “own or control” shall mean the possession, directly or indirectly, of the power to direct, influence, or cause the direction of the management or policies of a corporation or other entity whether through ownership of voting securities, by contract or otherwise.   Party includes Network-1, Corey Horowitz, CMH Capitol Management, Cisco Systems and Cisco-Linksys.]

3.           Dismissal.  Network-1 will dismiss the lawsuit with prejudice (“Lawsuit”).  The parties will agree on a form of dismissal to file with the Court within ten (10) days of executing this Term Sheet.

CONFIDENTIAL ATTORNEYS’ EYES ONLY

4.           License to Cisco.  Company grants a nonexclusive, worldwide license to Cisco and all current and future Affiliates of Cisco for products sold directly or indirectly by Cisco (“Licensed Products”), including have made rights.  This license covers any *** or ***, extends to ***, and continues until the last of the Licensed Patents (as defined below) expires.   The license extends up and down Cisco’s chain but only with respect to Cisco’s products.  Each year, Cisco pays Network-1 royalties per *** sold in the United States *** according to the following schedule.

Cumulative Total *** Sold In a Calendar Year	Royalty per ***
***	$***
***	$***
***	$***
***	$***
***	$***

In no calendar year shall Cisco’s payments exceed the “Royalty Cap”, which shall be $8,000,000 per calendar year for calendar year 2011 through and including calendar year 2015, $9,000,000 per calendar year for calendar years 2016 through 2019, and for calendar year 2020, $9,000,000 multiplied by the percentage of the year 2020 that  U.S. Patent No. 6,218,930 (“Asserted Patent”) is effective.  Payments to be made quarterly 30 days after the end of the quarter (on a calendar year basis) with no payments due or owed for any part of calendar year 2010 or earlier.

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5.           License Arrangement.  For the 90 days after July 15, 2010 (the “Diligence Period”), Network-1 shall conduct due diligence on the following patent properties: U.S. Patent Nos. *** and *** and U.S. Patent Application No. ***, and including all foreign counterparts claiming priority from the *** patent or the *** patent or the *** patent application (collectively “*** Patents”).  Cisco shall cooperate with Network-1 in obtaining permission for Network-1 to review any relevant *** agreements subject to suitable confidentiality provisions. On or before the last day of the Diligence Period, Network-1 shall in writing either confirm or decline to accept assignment of the *** Patents.  If Network-1 confirms to accept assignment of the *** Patents, then:

•	Cisco will cause the *** Patents to be assigned to Network-1.
•	Cisco will retain a fully paid up irrevocable license to the *** Patents.
•
After the Diligence Period, Network-1 (or any subsequent assignee of the PoE Portfolio as defined below) shall use good faith efforts to license the *** Patents together with the Asserted Patent (as defined below) (together the “PoE Portfolio”) to any non-licensed entities.

•	If in any year, Network-1 (or its subsequent assignee) does not use good faith efforts to license the PoE Portfolio then no further payments are due from Cisco but the license to Cisco will continue.

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•
At the conclusion of each calendar year during the term of any of the patents in the PoE Portfolio (assuming good faith efforts are met), Network-1 (or its subsequent assignee, or both if a partial interest is assigned) will provide an accounting for royalties received by Network-1 (or its subsequent assignee, or both if a partial interest is assigned) for the PoE Portfolio in that calendar year.   For the calendar year following that year, the annual Royalty Cap for that year shall be reduced by 35% of the net royalties (royalties minus expenses reasonably incurred) received by Network-1 (or its subsequent assignee, or both if a partial interest is assigned) for its PoE Portfolio during the immediately preceding year.

•
If in any year that calculation would result in a negative Royalty Cap, Network-1 (or its subsequent assignee, or both if a partial interest is assigned) shall reimburse Cisco the amount by which the Royalty Cap would be negative, provided, however, that Network-1 (or its subsequent assignee, or both if a partial interest is assigned) shall not reimburse Cisco more than Cisco’s Initial Payment to Network-1 under the Agreement and such reimbursements shall end when the Asserted Patent expires or the last royalty payment is received from Cisco whichever is later.  Royalties received by Network-1 that can be shown to result solely from licensing the Asserted Patent will not be included in net royalties.  If, prior to the expiration of the Asserted Patent, Cisco’s obligation to pay according to paragraph 4 is terminated for any reason, 35% of the net royalties shall be reimbursed each calendar year to Cisco provided, however, that Network-1 (or its subsequent assignee, or both if a partial interest is assigned) shall not reimburse Cisco more than Cisco’s Initial Payment to Network-1 under the Agreement and such reimbursements shall end with the expiration of the Asserted Patent.

CONFIDENTIAL ATTORNEYS’ EYES ONLY

6.           Ninety Day Window.  During the Diligence Period after this Term Sheet, Network-1 and Cisco will endeavor to discuss with the current defendants a resolution and license arrangement including letting them know about the potential agreement with respect to the *** Patents.  During that period of time, Network-1 shall not enforce or seek to enforce the *** Patents against any of the current defendants.

7.           Licensed Patents.  Cisco gets a license (to the extent that such license can be granted by Company and if not a license, than the most rights the Company can grant) to any and all classes and types of patents, patent applications, and patent rights recognized anywhere in the world having a filing date or priority date on or before five (5) years from the Effective Date that Company or any of its Affiliates owns, has, or acquires, now or in the future, the right to enforce or grant licenses, rights, releases, covenants, or immunities, all patents related thereto, and all patents claiming benefit, in whole or in part, of any of their filing dates including, but not limited to, extensions, divisionals, continuations, continuations-in-part, reissues, reexaminations, substitutions and foreign counterparts of any of the foregoing, including without limitation U.S. Patent No. 6,218,930 (the “Asserted Patent”).

8.           Release.  Company releases Cisco (including all Affiliates, up and down Cisco’s chain but only with respect to Cisco’s products or *** but only with respect to the use of the Cisco products, and ***) for all past causes of action, including but not limited to any claim of infringement of a Licensed Patent. Cisco releases Company and its Affiliates for all past causes of action that were, or might have been raised in this litigation.  Notwithstanding the foregoing, these releases do not release any obligation set forth in this Term Sheet.  *** shall expressly exclude *** and the release in this section does not release any of these entities in any way.

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CONFIDENTIAL ATTORNEYS’ EYES ONLY

9.           Invalidity or Non-Infringement Finding.  In the event of any finding of invalidity, unenforceability or a Non-Infringement finding as to claims 6 and 9 of the Asserted Patent as part of any judicial, regulatory or administrative proceeding (“Body”), then no further payments shall be due from Cisco (subject to the qualification below) but the license to Cisco shall continue.  A Non-Infringement finding arises if, for example, a Body finds that a product accused of infringing claim 6 or claim 9 of the Asserted Patent either (i) lacks any claim element of claim 6 or claim 9 of the Asserted Patent; (ii) is covered by an implied license to the Asserted Patent that would apply in the same way to Cisco; (iii) is subject to patent exhaustion that would apply in the same way to Cisco; or (iv) is subject to legal estoppel that would apply in the same  way to Cisco.  If the parties disagree with the effect the ruling has on Cisco’s obligation to pay royalties under this Agreement, the parties may submit the issue of whether the finding would be applicable to Cisco’s products to a mutually agreed upon mediator for mediation followed, if necessary, by a one day binding arbitration before an arbitration panel pursuant to the rules of JAMS.  If such invalidity, unenforceability, and Non-Infringement findings later are reversed by a competent appellate body (“Appellate Body”), then Cisco’s payments shall resume and Cisco shall pay the royalties that were not paid during any period of time ***.  However, if the original finding later is reinstated by a subsequent competent appellate body, then no futher payments shall be due from Cisco but the license to Cisco shall continue.  Cisco agrees that Cisco will not directly challenge or affirmatively encourage others to challenge the validity or infringement of the Asserted Patent.  Notwithstanding the foregoing, Company agrees that Cisco may provide assistance to any of the defendants in this matter through the life of this case, including any and all trials and appeals.

10.         MFN.  Network-1 represents and warrants that the royalty rate paid by Cisco is the lowest granted to any other licensee.  If Network-1 grants or has granted a license with a lower royalty rate ***, then Cisco shall be entitled to obtain the benefit of such lower royalty rate if it agrees to the other material terms of the license.

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11.         Representations and Warranties.  Network-1 represents and warrants authority, title, and right to grant licenses and releases to the Asserted Patent.  .  Cisco represents and warrants that, in its reasonable estimation, the total number of Ports that will be sold in the United States in calendar year 2010 will be approximately *** Ports.

12.         Assignment.  Any assignment of the Licensed Patents is subject to the terms of this Term Sheet and the terms of the Agreement.

13.         No Circumvention.  Neither Company nor Cisco will take any actions designed to circumvent the protections in this Term Sheet or the Agreement.

14.         Breach.  If Company materially breaches the Term Sheet or the Agreement and does not cure within 30 days of Notice from Cisco, then no further payments will be due from Cisco, and all licenses granted by Company become fully paid-up, royalty-free, and irrevocable.  The parties agree that a violation of paragraph 15 by Network-1 constitutes a material breach of this Term Sheet and the Agreement, which cannot be cured.  If the parties cannot agree whether Company has materially breached, or if the parties cannot agree whether there has been a violation of paragraph 15 by Network-1, the issue will be determined by Judge *** in a private session.

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15.         Confidentiality.  The discussions between the parties, all information exchanged between Cisco and the Company during the discussions, the terms exchanged by the parties, the terms of this Term Sheet and the terms of any long form agreement (the “Agreement”) (collectively “Confidential Terms”) shall be confidential and only disclosed in accordance with the provisions of this Term Sheet or the Agreementor if required by court order, governmental agency or as otherwise may be required by law, provided the Party required to disclose gives the other Party written notice at least ten (10) days prior to disclosure (unless otherwise provided for in this Term Sheet) to enable the other Party to seek a protective order, and reasonable steps are taken by the disclosing Party to maintain the confidentiality of the Confidential Terms.  The Confidential Terms shall remain confidential and be used only for the purpose of negotiating and entering into the Agreement.  Network-1 or Cisco may issue a press release regarding the settlement subject to approval in writing from the other regarding the content of such press release.  The parties shall work in good faith towards an appropriate mutually agreed upon press release(s) intended to be disclosed upon the conclusion of the trial in the district court whether the conclusion is by jury verdict, settlement or otherwise.

Network-1 believes that, in order to comply with its obligations under the securities laws, that, in addition to issuing  a press release regardingthe settlement, Network-1 will need to file a Form 8-K including a copy of the Term Sheet as an exhibit (“Initial 8-K”) and will need to file an additional Form 8-K including the the executed Agreement between the parties (“Second 8-K”).  With respect to the Initial 8-Kand the Second 8-K, Network-1 agrees to seek confidential treatment under SEC rules of certain provisions (as the parties mutually agree in good faith) of the Term Sheet and the Agreement.

The Company agrees that, except as otherwise required by applicable SEC disclosure rules, Network-1 will only disclose the amount of royalty payments received from Cisco in the aggregate with royalty payments received from other parties (unless Network-1 has received payments only from Cisco during such reporting period).

Nothing herein shall preclude Network-1 from complying with its obligations under applicable  securities laws.

It shall be a material breach of the Agreement for the Company to violate any of the foregoing provisions in this paragraph 15.

CONFIDENTIAL ATTORNEYS’ EYES ONLY

16.         Within 30 days of this Term Sheet, the parties shall enter into a long form agreement (the “Agreement”) consistent with the terms of this Term Sheet.  The Company and Cisco agree to consult with Judge *** regarding any dispute regarding the implementation of a provision of this Term Sheet into the Agreement.

signatures on the following pages

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IN WITNESS WHEREOF, the Parties have executed this Agreement through their duly authorized representatives on ___________________________:

CISCO SYSTEMS INC.

By: /s/ Neal A. Rubin

Name: Neal A. Rubin

Title: Vice President, Legal Services

CISCO-LINKSYS LLC

By:  /s/ Neal A. Rubin

Name:  Neal A. Rubin

Title:  Vice President, Legal Services

NETWORK-1 SECURITY SOLUTIONS INC.

By: /s/ Corey M. Horowitz

Name: Corey M. Horowitz

Title: Chairman & CEO

Corey Horowitz:

By:  /s/ Corey M. Horowitz

Name:   Cory Horowitz

Title:     Individual

CONFIDENTIAL ATTORNEYS’ EYES ONLY

CMH CAPITAL MANAGEMENT

By:  /s/ Corey M. Horowitz

Name: Cory Horowitz

Title:   CEO

CONFIDENTIAL ATTORNEYS’ EYES ONLY